FIRST AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 8, 2007, is entered into by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger, administrative agent and security trustee for the Lenders (“Agent”), and, on the other hand, SMART MODULAR TECHNOLOGIES, INC., a California corporation, as successor by merger to Modular Merger Corporation, a California corporation (“US Borrower”), SMART MODULAR TECHNOLOGIES (EUROPE) LIMITED, a company incorporated under the laws of England and Wales (“UK Borrower”), SMART MODULAR TECHNOLOGIES (PUERTO RICO) INC., an exempted company organized under the laws of the Cayman Islands (“PR Borrower”, and together with US Borrower, and UK Borrower, each individually referred to herein as a “Borrower”, and individually and collectively, as the “Borrowers”), and the other Obligors identified on the signature pages hereof.

RECITALS

A. Agent, Lenders and Obligors have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of March 28, 2005 (as the same may be modified, supplemented or amended from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Obligors have requested that Agent and the Lenders amend the Loan Agreement which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.

C. Each Obligor is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Loan Agreement.

(a) Clause (b) of the definition of “Change of Control” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) after the first public offering of common stock of Parent, one or more of the Permitted Holders as a group cease to be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 30% or more of the total voting power of the Voting Stock of Parent;”

2. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a) Amendment; Acknowledgement. Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.

(c) Other Required Documentation. Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3. Representations and Warranties. Each Obligor represents and warrants as follows:

(a) Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Obligor. No other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

4. Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended in Section 1 of this Amendment, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Obligor to Agent and Lenders without defense, offset, claim or contribution.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7. Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

8. Estoppel. To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (FOREIGN HOLDINGS) INC.,
formerly known as Modular (Foreign Holdings) Inc.,
an exempted company organized under the laws of the Cayman Islands, as an
Obligor
By: /s/ Jack A. Pacheco
Name: Jack A. Pacheco
Title: Senior Vice President and Chief Financial Officer
IN THE PRESENCE OF:

Witness: /s/ Debbie Borden Name: Debbie Borden

SMART MODULAR TECHNOLOGIES (DE), INC., formerly known as Modular, Inc., a Delaware corporation, as an Obligor By: /s/ Jack A. Pacheco Name: Jack A. Pacheco Title: Treasurer

SMART MODULAR TECHNOLOGIES, INC.,
as successor by merger to Modular Merger Corporation,
a California corporation, as an Obligor
By: /s/ Jack A. Pacheco
Name: Jack A. Pacheco
Title: Senior Vice President and Chief Financial Officer

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (EUROPE) LIMITED, a company organized under the laws of England and Wales, as an Obligor By: /s/ Jack A. Pacheco Name: Jack A. Pacheco Title: Director IN THE PRESENCE OF:
Witness: /s/ Debbie Borden Name: Debbie Borden

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (PUERTO RICO) INC.,
an exempted company organized under the laws of the Cayman Islands, as an
Obligor
By: /s/ Jack A. Pacheco
Name: Jack A. Pacheco
Title: Senior Vice President and Chief Financial Officer
IN THE PRESENCE OF:

Witness: /s/ Debbie Borden Name: Debbie Borden

EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (WWH), INC.,
an exempted company organized under the laws of the Cayman Islands, as an
Obligor
By: /s/ Jack A. Pacheco
Name: Jack A. Pacheco
Title: Senior Vice President and Chief Financial Officer
IN THE PRESENCE OF:

Witness: /s/ Debbie Borden Name: Debbie Borden EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (GLOBAL), INC.,
an exempted company organized under the laws of the Cayman Islands, as an
Obligor
By: /s/ Ann T. Nguyen
Name: Ann T. Nguyen
Title: Secretary
IN THE PRESENCE OF:

Witness: /s/ Debbie Borden Name: Debbie Borden EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (DH), INC., an exempted company organized under the laws of the Cayman Islands, as an Obligor By: /s/ Ann T. Nguyen Name: Ann T. Nguyen Title: Secretary IN THE PRESENCE OF:
Witness: /s/ Debbie Borden Name: Debbie Borden EXECUTED AS A DEED BY:

SMART MODULAR TECHNOLOGIES (CI), INC., an exempted company organized under the laws of the Cayman Islands, as an Obligor By: /s/ Ann T. Nguyen Name: Ann T. Nguyen Title: Secretary IN THE PRESENCE OF:
Witness: /s/ Debbie Borden
Name: Debbie Borden
SMART MODULAR TECHNOLOGIES INDÚSTRIA DE COMPONENTES ELETRÔNICOS LTDA.,
a limited liability company (sociedade limitada) organized under the Federative
Republic of Brazil, as an Obligor
By: /s/ Antonio Noboru Takahashi
Name: Antonio Noboru Takahashi
Title: General Manager / Officer
MODULAR BRASIL PARTICIPAÇÕES LTDA.,
a limited liability company (sociedade limitada) organized under the Federative
Republic of Brazil, as an Obligor
By: /s/ Antonio Noboru Takahashi
Name: Antonio Noboru Takahashi
Title: General Manager / Officer
SMART MODULAR TECHNOLOGIES SDN. BHD.,
a corporation organized under the laws of Malaysia, as an Obligor
By: /s/ Iain MacKenzie
Name: Iain MacKenzie
Title: Director
WELLS FARGO FOOTHILL, INC.
a California corporation, as Agent and as a Lender
By: /s/ Terri Le
Name: Terri Le
Title: Vice President